UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 12, 2021

Palantir Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39540	68-0551851
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1555 Blake Street, Suite 250

Denver, Colorado 80202

(Address of principal executive offices and zip code)

(720) 358-3679

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	PLTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On August 12, 2021, Palantir Technologies Inc. (including its subsidiaries, “Palantir”) hosted a conference call to discuss its financial results for the fiscal quarter ended June 30, 2021. A copy of the press release issued August 12, 2021 was furnished as Exhibit 99.1 to the Current Report on Form 8-K filed on August 12, 2021. The purpose of this Current Report on Form 8-K/A is to furnish the transcript from the earnings conference call and the investor presentation.

A copy of the transcript from Palantir’s earnings conference call and the investor presentation are furnished as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein. The information furnished under this Item 2.02 and in the accompanying Exhibits 99.2 and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description

99.2	Transcript of Earnings Conference Call on August 12, 2021

99.3	Investor Presentation of Palantir Technologies Inc. dated August 12, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2021	Palantir Technologies Inc.

	By:	/s/ Alexander C. Karp
Alexander C. Karp
Chief Executive Officer